UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K/A
Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 21, 2024
Illumina, Inc.
(Exact name of registrant as specified in its charter)

001-35406
(Commission File Number)

Delaware	33-0804655
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

5200 Illumina Way, San Diego, CA 92122
(Address of principal executive offices) (Zip code)

(858) 202-4500
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	ILMN	The Nasdaq Global Select Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13a of the Exchange Act. ☐

Explanatory Note

On June 24, 2024, Illumina, Inc. (“Illumina” or the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”) to report on (i) entry on June 21, 2024 into material definitive agreements in connection with the previously announced separation of GRAIL, Inc. (“GRAIL”) from the Company (the “Spin-Off”) and (ii) the completion of the Spin-Off on June 24, 2024. The purpose of this Form 8-K/A is to provide additional information under Item 2.01 and to disclose, in accordance with Item 9.01(b) of Form 8-K, unaudited pro forma financial information of the Company after giving effect to the Spin-Off. Except as set forth herein, no other modifications have been made to the Original 8-K.

Item 2.01    Completion of Acquisition or Disposition of Assets

As previously reported, effective as of 12:01 New York City time on June 24, 2024 (the “Distribution Date”), Illumina completed the pro rata distribution to holders of record of Illumina’s common stock, par value $0.01 per share (“Illumina Common Stock”), as of 5:00 p.m. New York City time on June 13, 2024 (the “Record Date”), of one share of GRAIL common stock, par value $0.001 per share (“GRAIL Common Stock”), for every six shares of Illumina Common Stock held by such Illumina stockholders as of the Record Date (the “Distribution”). GRAIL is now an independent public company and commenced trading “regular way” under the symbol “GRAL” on the NASDAQ Global Select Market on June 25, 2024, which was the first trading day following the Distribution Date. Illumina did not issue fractional shares of GRAIL Common Stock in connection with the Distribution. Illumina retained 14.5% of the outstanding shares of GRAIL Common Stock and, following the Distribution, will no longer consolidate GRAIL within the Company’s financial results.

Item 9.01     Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The following Unaudited Pro Forma Condensed Consolidated Financial Statements of Illumina are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference:

a.Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2024
b.Unaudited Pro Forma Condensed Consolidated Statements of Operations for the three months ended March 31, 2024 and the fiscal year ended December 31, 2023
c.Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

(d) Exhibits.

99.1	Unaudited Pro Forma Condensed Consolidated Financial Statements of Illumina
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ILLUMINA, INC.
Date:	June 27, 2024	By:	/s/ ANKUR DHINGRA
		Name:	Ankur Dhingra
		Title:	Chief Financial Officer

Exhibit Index

Exhibit Number	Description
99.1	Unaudited Pro Forma Condensed Consolidated Financial Statements of Illumina
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)